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                                  EXHIBIT 24.1
                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of Cover-all Technologies Inc., a Delaware corporation (the "Corporation"), hereby constitute and appoint John W. Roblin and Ann F. Massey and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as officers and as Directors of the Corporation, a registration statement on Form S-8 (or other appropriate form) (the "Registration Statement") relating to the proposed issuance of Common Stock, par value $0.01, of the Corporation and other securities pursuant to the Cover-All Technologies Inc. Amended and Restated 2005 Stock Incentive Plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

Signature                                  Title                       Date
---------                                  -----                       ----


/s/ John W. Roblin                Chairman of the Board of        March 21, 2007
--------------------------     Directors, President and Chief
John W. Roblin                  Executive Officer (Principal
                                    Executive Officer)


/s/ Ann F. Massey                  Chief Financial Officer,       March 21, 2007
--------------------------        Controller and Secretary
Ann F. Massey                     (Principal Financial and
                                     Accounting Officer)


/s/ G. Russell Cleveland
--------------------------               Director                 March 21, 2007
G. Russell Cleveland


/s/ Earl Gallegos
--------------------------               Director                 March 21, 2007
Earl Gallegos


/s/ Mark D. Johnston
--------------------------               Director                 March 21, 2007
Mark D. Johnston